Exhibit 99.2

Investor Financial Summary

(dollars in millions)	Q1 FY10	Q2 FY10	Q3 FY10	Q4 FY10	Q1 FY11	Q2 FY11	Q3 FY11	Q4 FY11	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	FY2010	FY2011	FY2012
Revenue by Segment	$ 72	$ 104	$ 174	$ 195	$ 135	$ 229	$ 263	$ 272	$ 231	$ 218	$ 153	$ 354	$ 544	$ 899	$ 956
Photovoltaic (PV)	$ 20	$ 62	$ 40	$ 64	$ 111	$ 203	$ 240	$ 186	$ 199	$ 111	$ 34	$ 31	$ 187	$ 740	$ 376
Polysilicon	$ 52	$ 42	$ 133	$ 131	$ 24	$ 23	$ 17	$ 79	$ 24	$ 98	$ 87	$ 154	$ 358	$ 144	$ 363
Sapphire	$ -	$ -	$ -	$ -	$ -	$ 3	$ 6	$ 6	$ 9	$ 8	$ 31	$ 169	$ -	$ 15	$ 217
Revenue by Geography	$ 72	$ 104	$ 174	$ 195	$ 135	$ 229	$ 263	$ 272	$ 231	$ 218	$ 153	$ 354	$ 544	$ 899	$ 956
Asia	$ 23	$ 63	$ 163	$ 190	$ 87	$ 224	$ 257	$ 267	$ 226	$ 187	$ 149	$ 348	$ 439	$ 835	$ 911
U.S.	$ 0	$ 8	$ 2	$ (1)	$ 1	$ 4	$ 2	$ 3	$ 4	$ 2	$ 2	$ 3	$ 9	$ 9	$ 11
Europe/ROW	$ 49	$ 33	$ 9	$ 5	$ 47	$ 2	$ 4	$ 2	$ 1	$ 28	$ 1	$ 3	$ 96	$ 54	$ 34
Gross Profit	$ 35	$ 34	$ 77	$ 73	$ 46	$ 93	$ 122	$ 117	$ 113	$ 95	$ 66	$ 152	$ 219	$ 378	$ 427
Gross Margin %	49%	33%	44%	38%	34%	41%	46%	43%	49%	44%	43%	43%	40%	42%	45%
Photovoltaic	34%	30%	32%	39%	33%	40%	47%	45%	52%	46%	38%	53%	34%	43%	49%
Polysilicon	55%	38%	48%	37%	39%	50%	40%	41%	41%	43%	46%	43%	44%	42%	43%
Sapphire						31%	41%	3%	13%	18%	42%	42%	0%	23%	40%
Operating Expenses	$ 19	$ 19	$ 19	$ 18	$ 19	$ 24	$ 27	$ 34	$ 35	$ 41	$ 34	$ 36	$ 75	$ 105	$ 146
Research and Development	$ 6	$ 5	$ 5	$ 5	$ 4	$ 5	$ 7	$ 8	$ 11	$ 10	$ 13	$ 15	$ 21	$ 24	$ 50
Sales and Marketing	$ 4	$ 3	$ 2	$ 2	$ 4	$ 5	$ 4	$ 6	$ 6	$ 7	$ 4	$ 3	$ 12	$ 20	$ 20
General and Administrative	$ 9	$ 11	$ 11	$ 10	$ 11	$ 14	$ 16	$ 20	$ 17	$ 24	$ 17	$ 18	$ 42	$ 61	$ 77
Operating Income	$ 16	$ 15	$ 58	$ 55	$ 27	$ 69	$ 95	$ 83	$ 79	$ 54	$ 32	$ 116	$ 144	$ 273	$ 280
Net Income	$ 8	$ 9	$ 37	$ 33	$ 16	$ 43	$ 64	$ 52	$ 52	$ 37	$ 15	$ 79	$ 87	$ 175	$ 183
Earnings per Share (Diluted)	$ 0.05	$ 0.06	$ 0.25	$ 0.23	$ 0.11	$ 0.28	$ 0.46	$ 0.41	$ 0.41	$ 0.29	$ 0.12	$ 0.65	$ 0.60	$ 1.24	$ 1.45
Non-GAAP EPS*	*	*	*	*	$ 0.12	$ 0.30	$ 0.47	$ 0.42	$ 0.44	$ 0.34	$ 0.19	$ 0.69	*	$ 1.30	$ 1.65



FY 2011 Revenue Mix
Polysilicon 16%
Sapphire 2%
Photovoltaic 82%



FY 2012 Revenue Mix
Sapphire 23%
Polysilicon 38%
Photovoltaic 39%



Q4 FY 2012 Backlog
(in millions)
$1.78 Billion Total
SAPPHIRE
$761
POLY
$880
PV
$138



Q4 FY 2012 Backlog: $1.78 Billion
(in millions)
Unshipped Orders
$1,142
$332
$109



Revenue and Gross Margin
Total Revenue
Gross Margin %



Operating Expenses Trend
Research and Development
Sales and Marketing
General and Administrative



Earnings per Share

*Company started reporting non-GAAP EPS in FY2012. Company has provided FY2011 non-GAAP EPS for comparative purposes. Please refer to the GAAP to non-GAAP reconciliation on page 3.
-Certain amounts in the table above may not sum or recalculate due to rounding of individual components

GT ADVANCED TECHNOLOGIES

Investor Financial Summary

(dollars in millions)	Q1 FY10	Q2 FY10	Q3 FY10	Q4 FY10	Q1 FY11	Q2 FY11	Q3 FY11	Q4 FY11	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12
Cash, Cash Equivalents, Restricted Cash & Short-Term Investments	$ 161	$ 204	$ 195	$ 251	$ 276	$ 294	$ 320	$ 363	$ 473	$ 494	$ 303	$ 351
- Restricted Cash	$ -	$ -	$ -	$ -	$ -	$ 35	$ -	$ -	$ -	$ 10	$ 96	$ -
Non-Restricted Cash, Cash Equivalents & Short-Term Investments	$ 161	$ 204	$ 195	$ 251	$ 276	$ 260	$ 320	$ 363	$ 473	$ 484	$ 207	$ 351
Debt	$ -	$ -	$ -	$ -	$ -	$ -	$ 125	$ 120	$ 96	$ 91	$ -	$ 75
Non-Restricted Cash, Cash Equivalents & Short-Term Investments, net of debt	$ 161	$ 204	$ 195	$ 251	$ 276	$ 260	$ 195	$ 242	$ 378	$ 393	$ 207	$ 276
Vendor Advances	$ 66	$ 51	$ 45	$ 17	$ 29	$ 37	$ 18	$ 20	$ 25	$ 35	$ 55	$ 85
Customer Deposits	$ 144	$ 135	$ 111	$ 120	$ 139	$ 195	$ 166	$ 144	$ 264	$ 301	$ 308	$ 334
Deferred Revenue ST & LT	$ 517	$ 472	$ 378	$ 334	$ 321	$ 297	$ 388	$ 446	$ 396	$ 461	$ 431	$ 196
Deferred COGS ST & LT	$ 320	$ 293	$ 237	$ 198	$ 183	$ 165	$ 220	$ 255	$ 229	$ 247	$ 230	$ 101
Capital Expenditures	$ 0	$ 1	$ 2	$ 2	$ 1	$ 3	$ 6	$ 21	$ 9	$ 9	$ 16	$ 14
Accounts Receivable	$ 77	$ 24	$ 40	$ 53	$ 37	$ 72	$ 100	$ 87	$ 55	$ 68	$ 51	$ 66
Inventory	$ 80	$ 79	$ 76	$ 69	$ 81	$ 114	$ 120	$ 128	$ 162	$ 156	$ 199	$ 193
Accounts Payable	$ 24	$ 13	$ 14	$ 22	$ 31	$ 42	$ 76	$ 63	$ 40	$ 52	$ 70	$ 34
Metrics												
ROIC (TTM)	49%	53%	40%	37%	34%	40%	44%	39%	45%	39%	39%	34%
ROE (TTM)	93%	104%	62%	67%	66%	67%	110%	92%	92%	70%	81%	69%
ROA (TTM)	14%	12%	10%	14%	15%	20%	24%	25%	28%	24%	19%	22%
DIO (TTM)	80	95	123	97	78	79	73	69	81	92	121	111
DSO (TTM)	38	25	46	37	34	24	31	28	17	26	32	29
DPO (TTM)	41	31	50	41	27	23	34	30	24	32	55	34
Cash Conversion Cycle (TTM)	77	88	119	93	85	80	71	67	74	86	97	106
Inventory Turns	1.8	3.6	5.1	7.1	4.4	4.8	4.7	4.9	2.9	3.1	1.8	4.2
Inventory DOH	73	61	87	82	84	85	66	75	126	116	208	87



Cash, Cash Equivalents, Restricted Cash &Short-Term Investments
$161
$204
$195
$251
$276
$294
$320
$363
$473
$494
$303
$351
$500
$400
$300
$200
$100
$-
Q1 FY10
Q2 FY10
Q3 FY10
Q4 FY10
Q1 FY11
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12
Q3 FY12
Q4 FY12



Return on Invested Capital
49%
53%
40%
37%
34%
40%
44%
39%
45%
39%
39%
34%
60%
50%
40%
30%
20%
10%
0%
Q1 FY10
Q2 FY10
Q3 FY10
Q4 FY10
Q1 FY11
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12
Q3 FY12
Q4 FY12



Return on Equity
93%
104%
62%
67%
66%
67%
110%
92%
92%
70%
81%
69%
120%
100%
80%
60%
40%
20%
0%
Q1 FY10
Q2 FY10
Q3 FY10
Q4 FY10
Q1 FY11
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12
Q3 FY12
Q4 FY12

Notes

-Certain amounts in the table above may not sum or recalculate due to rounding

Defintion/Formulas

TTM = Trailing 12 Months

ROIC: Return on Invested Capital = (TTM Net Income)/(TTM avg. total assets - TTM avg. current liabilities)

ROE: Return on Equity = (TTM Net Income)/(TTM avg. shareholder equity)

ROA: Return on Assets = (TTM Net Income)/(TTM avg. total assets)

DIO: Days Inventory Outstanding = (TTM avg. Inventory)/(TTM cost of sales per day)

DSO: Days Sales Outstanding = (TTM avg. A/R)/(TTM sales per day)

DPO: Days Payable Outstanding = (TTM avg. A/P)/(TTM cost of sales per day)

Cash Conversion Cycle: (DIO + DSO - DPO)

Inventory Turns: (Current Period COGS x 4)/(Current Period Inventory Balance)

Inventory DOH: Inventory Days on Hand = (365/Inventory turns)

GT ADVANCED TECHNOLOGIES

Non-GAAP Financial Measures

GT Advanced Technologies Inc.
Reconciliation of GAAP to non-GAAP results
(In thousands, except per share data)
(Unaudited)

	Three Months Ended								Fiscal Year Ended	
	July 3, 2010	October 2, 2010	January 1, 2011	April 2, 2011	July 2, 2012	October 1, 2011	December 31, 2011	March 31, 2012	April 2, 2011	March 31, 2012
Non-GAAP Net Income										
Net income	$16,498	$42,779	$63,584	$51,894	$52,069	$36,915	$15,340	$79,073	$174,755	$183,397
Non-GAAP adjustments:										
Amortization of acquired intangible assets	791	866	1,865	978	1,070	1,760	2,822	2,546	4,500	8,198
Stock-based compensation	1,548	2,353	1,761	2,562	3,120	3,776	3,660	4,171	8,224	14,727
Third party acquisition related expenses	-	735	50	114	130	3,090	240	223	899	3,683
Non-cash portion of interest expense	90	389	83	525	2,214	843	6,360	177	1,087	9,594
Income tax effect of non-GAAP adjustments (1)	(829)	(2,169)	(1,595)	(2,201)	(2,489)	(3,007)	(4,251)	(2,327)	(6,794)	(12,074)
Non-GAAP Net Income	$18,098	$44,953	$65,748	$53,872	$56,114	$43,377	$24,171	$83,863	$182,671	$207,525
Non-GAAP earnings per diluted share ("Non-GAAP EPS")	$0.12	$0.30	$0.47	$0.42	$0.44	$0.34	$0.19	$0.69	$1.30	$1.65
Diluted weighted average shares outstanding	145,614	150,845	138,707	127,881	128,561	129,075	124,946	120,738	140,902	126,051

(1) The Company utilized the with and without method to determine the income tax effect on non-GAAP adjustments.

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), GT Advanced Technologies is providing additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). We believe that the inclusion of these non-GAAP financial measures helps investors to gain a meaningful understanding of our past performance and future prospects, consistent with how management measures and forecasts company performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing our performance to prior periods and to the performance of our competitors. Management also uses these measures in its financial and operational decision-making.

We define "non-GAAP net income" as GAAP net income excluding share-based compensation expense, amortization of acquired intangible assets, acquisition and acquisition related expenses, and the non-cash portion of interest expense. We consider non-GAAP net income to be an important indicator of our operational strength and performance of our business because it eliminates the effects of events that are not part of the Company's core operations.

We define " non-GAAP earnings per share on a fully-diluted basis" as our non-GAAP net income divided by our weighted average shares outstanding on a fully-diluted basis...

GT ADVANCED TECHNOLOGIES